                                                      Deutsche Asset Management



Global Equity Fund
Class A, B and C Shares

Supplement dated May 7, 2001 to Prospectus dated March 30, 2001

The following replaces the `Dividends and Distributions' section:

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that income and capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains at net asset value, unless you tell us otherwise.

The following sentence is hereby omitted from the `Buying and Selling Fund Shares - To Purchase Shares' section:

Defined contribution plans with assets of $75 million or more may not purchase Class A shares.

The following supplements the `Buying and Selling Fund Shares - Important Information about Buying and Selling Shares' section:

We only issue share certificates for Class A Shares upon request.

We do not accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.

               Please Retain This Supplement for Future Reference

BT Investment Funds
BDSTKGEF (5/01)
CUSIPs: 055922579
        055922561
        055922553


                                                        A Member of the
                                                        Deutsche Bank Group [/]

                                                      Deutsche Asset Management

International Equity Fund - Investment Class

Supplement dated May 7, 2001  to the Prospectus dated February 28, 2001

The following replaces the `Buying and Selling Fund Shares - Minimum Account Investments' section:

Minimum Account Investments

Initial investment                                                                                               $2,000
Subsequent investments                                                                                           $  100
IRA account, initial investment                                                                                  $1,000
Initial investment for shareholders of other Deutsche Asset Management Funds' Investment Class Shares            $  500

Automatic investing plan, initial investment                                                                     $  250
      Bi-weekly or monthly plan subsequent investments                                                           $  100
      Quarterly plan subsequent investments                                                                      $  250
        Semi-annual plan subsequent investments                                                                  $  500
Minimum investment for qualified retirement plans (such as 401(k), pension or profit sharing plans)              $    0

Account balance:
        Non-retirement account                                                                                   $  500
        IRA account                                                                                              $    0

Accounts opened through a service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their discretion, to waive or reduce the investment minimum.

The following supplements the `Buying and Selling Fund Shares - Important Information about Buying and Selling Shares' section:

We do not accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.


               Please Retain This Supplement for Future Reference

BT Investment Funds
SUPP1663 (05/01)
CUSIP: 055922868

                                                        A Member of the
                                                        Deutsche Bank Group [/]

                                                       Deutsche Asset Management

Morgan Grenfell Investment Trust

Fixed Income Fund, Municipal Bond Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, High Yield Bond Fund, International Select Equity Fund, European Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and International Small Cap Equity Fund
Institutional Class
Supplement dated May 7, 2001 to Prospectuses dated February 28, 2001

BT Investment Funds
Global Equity Fund - Institutional Class
Supplement dated May 7, 2001 to Prospectus dated December 29, 2000 (As Revised February 28, 2001)

BT Institutional Funds
International Equity Fund - Institutional Class II
Supplement dated May 7, 2001 to Prospectus dated February 28, 2001

The following replaces the `Buying and Selling Fund Shares -- Minimum Account Investments' section:

Eligibility Requirements

You may buy Institutional Shares if you are any of the following:

 . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution.)

 .  An employee benefit plan with assets of at least $50 million.

 . A registered investment adviser or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

 .  A client of the private banking division of Deutsche Bank AG.

 .  A Director or Trustee of any mutual fund advised or administered by Deutsche
   Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank
   AG and its affiliates, or the spouse or minor child of an employee.

You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


                                                        A Member of the
                                                        Deutsche Bank Group [/]

Investment Minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived on:

 .  Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the
   Deutsche Asset Management Family of Funds purchasing shares for the accounts of their investment advisory clients.

 .  Defined contribution plans with assets of at least $50 million.

 .  Clients of the private banking division of Deutsche Bank AG.

 .  A Director or Trustee of any mutual fund advised or administered by Deutsche
   Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below the $250,000 minimum initial investment amount, the Fund reserves the right to redeem your shares after giving you 30 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

The following supplements the `Buying and Selling Fund Shares - Important Information about Buying and Selling Shares' section:

We do not accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.

               Please Retain This Supplement for Future Reference

STKINST501 (5/01)
CUSIPs:
61735K836           055847206             61735K828           61735K794
61735K646           61735K604             61735K307           61735K208
61735K505           61735K406

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